Exhibit H-1

                 GPU International, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |     GPU International, Inc.     |
           |                                 |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |         EI Selkirk, Inc.        |
           |                                 |
           |                                 |
           |_________________________________|
                            |
                            |
             20%            |
            ________________|________________
           |                                 |
           |  Selkirk Cogeneration Partners  |
           |       Limited Partnership       |
           |              (EWG)              |
           |2 facilities                     |
           |350 MW total                     |
           |_________________________________|

                                                       Exhibit H-1

                 GPU International, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |                                 |
           |     GPU International, Inc.     |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |      EI Canada Holding, Ltd.    |
           |              (EWG)              |____________
           |                                 |            |
           |_________________________________|            |
                            |                       100%  |
                            |                      _______|_______
             100%           |                     |  EI Services  |
            ________________|________________     |   Canada, Ltd.|
           |                                 |    |     (EWG)     |
           |      EI Brooklyn Power, Ltd.    |    |_______________|
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
                            |
                 ___________|___________
                |                       |
         100%   |                       |
        ________|________               |
       |   EI Brooklyn   |              |
       |Investments, Ltd.|              |
       |      (EWG)      |              |
       |_________________|              |
                |                       |
          75.1% |                       | 1%
            ____|_______________________|____
           |        Brooklyn Energy          |
           |       Limited Partnership       |
           |              (EWG)              |
           |24 MW facility                   |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |     Guaracachi America, Inc.    |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             50%            |
            ________________|________________
           |                                 |
           |     Empresa Guaracachi S.A.     |
           |              (EWG)              |
           |3 facilities                     |
           |216 MW total                     |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |      EI Barranquilla, Inc.      |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             29%            |
            ________________|________________
           |                                 |
           |      Termobarranquilla S.A.     |
           |              (EWG)              |
           |2 facilities                     |
           |990 MW total                     |
           |556 MW under construction        |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           | Barranquilla Lease Holding, Inc.|
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           | Los Amigos Leasing Company, Ltd.|
           |              (EWG)              |
           |                                 |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |____
           |                                 |    |
           |                                 |    |
           |_________________________________|    |
                            |                     |
                            |                     |
             100%           |                     |
            ________________|________________     |
           |                                 |    |
           |         EI International        |    |
           |              (EWG)              |    |
           |                                 |    |
           |_________________________________|    |
                            |                     |
                            |                     |
             99%            |                     |
            ________________|________________     |
           |                                 |    |
           |    GPU International Latin      |    | 1%
           |        America, Ltda.           |____|
           |            (EWG)                |
           |                                 |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |    Hanover Energy Corporation   |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |      EI Power (China), Inc.     |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|
                            |
                            |
             50%            |
            ________________|________________
           |                                 |
           |    China Power Partners, L.P.   |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |     EI Power (China) I, Inc.    |
           |              (EWG)              |
           | Inactive                        |
           |_________________________________|
                            |
                            |
             50%            |
            ________________|________________
           |                                 |
           | Ming Jiang Power Partners, L.P. |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |    EI Power (China) II, Inc.    |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|
                            |
                            |
             50%            |
            ________________|________________
           |                                 |
           |   Nanjing Power Partners, L.P.  |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |    EI Power (China) III, Inc.   |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|
                            |
                            |
             50%            |
            ________________|________________
           |                                 |
           |  Zhuang He Power Partners, L.P. |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |         GPU Power, Inc.         |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           | Austin Cogeneration Corporation |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |       Austin Cogeneration       |
           |          Partners, L.P          |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |       International Power       |
           |          Advisors, Inc.         |
           |              (EWG)              |
           |Inactive                         |
           |_________________________________|

                                                       Exhibit H-1

                     GPU Power, Inc.
                EWG Organizational Chart


            _________________________________
           |                                 |
           |        GPU Power, Inc.          |
           |              (EWG)              |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |   GPU Power Philippines, Inc.   |
           |                                 |
           |                                 |
           |_________________________________|
                            |
                            |
             13.2%          |
            ________________|________________
           |                                 |
           |       Magellan Utilities        |
           |    Development Corporation      |
           |                                 |
           |_________________________________|

                                                       Exhibit H-1

                   GPU Electric, Inc.
                FUCO Organizational Chart


            _________________________________
           |                                 |
           |       GPU Electric, Inc.        |
           |            (FUCO)               |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |        Victoria Electric        |
           |          Holdings, Inc.         |
           |              (FUCO)             |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |     Victoria Electric, Inc.     |
           |             (FUCO)              |
           |                                 |
           |_________________________________|
                            |
                            |
              50%           |
            ________________|________________
           |                                 |
           |          Solaris Power          |
           |              (FUCO)             |
           |Distribution company             |
           |_________________________________|

                                                       Exhibit H-1

                   GPU Electric, Inc.
                FUCO Organizational Chart


            _________________________________
           |                                 |
           |       GPU Electric, Inc.        |
           |            (FUCO)               |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |                                 |
           |      EI UK Holdings, Inc.       |
           |                                 |
           |_________________________________|
                            |
                            |
              50%           |
            ________________|________________
           |                                 |
           |           Avon Energy           |
           |        Partners Holdings        |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |           Avon Energy           |
           |           Partners plc          |
           |                                 |
           |_________________________________|
                            |
                            |
             100%           |
            ________________|________________
           |                                 |
           |    Midlands Electricity plc     |
           |                                 |
           |                                 |
           |_________________________________|